SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2008

Data I/O Corporation

(Exact name of registrant as specified in its charter)

Washington

(State of other jurisdiction of incorporation)

0-10394	91-0864123
(Commission File Number)	(IRS Employer Identification No.)

6464 185th Avenue NE, Suite 101, Redmond, WA 98052

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (425) 881-6444

Not Applicable

(Former name or former address, if changed since last report)

Page 1 of 2 Pages

Item 7.01 Regulation FD Disclosure

Investor Presentation.

Data I/O Corporation has placed on its website a copy of an investor presentation dated March 14, 2008.

The presentation can be found at http://www.dataio.com under the caption News & Events, March 14, 2008 Read Fred Hume’s Latest Presentation to Investors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Data I/O Corporation

March 14, 2008	By _/s/Joel S. Hatlen_________
Joel S. Hatlen
Vice President - Finance
Chief Financial Officer
Secretary and Treasurer